TEPPCO

MLP Investor Conference

New York, NY
March 12, 2002

TEPPCO

Forward-looking Statements

- Except for the historical information contained herein, this document contains forward-looking statements regarding the Partnership, including projections, estimates, forecasts, plans, and objectives. Although management believes that all such statements are based upon reasonable assumptions, no assurances can be given that the actual results will not differ materially from those contained in such forward-looking statements. See TEPPCO Partners, L.P.'s filings with the Securities and Exchange Commission for additional discussion of risks and uncertainties that may affect such forward-looking statements.

TEPPCO

The TEPPCO System – 10,000 Miles of Pipelines in 16 States


Jonah
Spindle
Greeley
Denver
Cushing
Oklahoma City
Midland
San Angelo
Dallas
San Antonio
Corpus Christi
Houston
Mont Belvieu
Beaumont Marine
Shreveport
El Dorado
North Little Rock
Helena
Memphis
Calvert City
Cape Girardeau
Creal Springs
Evansville
Princeton
Seymour
Indianapolis
Bourbon
Chicago
Lebanon
Lima
Cincinnati
Todhunter
Coshocton
Pittsburgh
Greensburg
Du Bois
Watkins Glen
Albany
Selkirk
Oneonta
Eagle
Philadelphia
Providence Import
TEPPCO Products Pipeline
TEPPCO NGL Pipeline
TEPPCO Crude Pipeline
Seaway Crude Pipeline
Centennial Pipeline
Jonah Gas Gathering System
Fractionators
Terminals

TEPPCO has become a full range provider of logistics services to the petroleum industry

- As one of the largest pipeline master limited partnerships, with $1.8 billion in assets, TEPPCO has substantial positions in three major petroleum industry sectors
  - ***UPSTREAM*** Crude oil marketing, transportation, storage and terminaling
  - ***MIDSTREAM*** Natural gas gathering and NGL transportation
  - ***DOWNSTREAM*** Refined products, LPG, and petrochemical transportation, storage and terminaling
- Being on "both sides of the refining industry" allows TEPPCO to meet multiple needs for many of its customers
- TEPPCO has dedicated and experienced employees, with a long standing commitment to customer service

Note: Asset total of $1.8 billion represents non current assets

TEPPCO has grown significantly since the partnership was formed in 1990

- TEPPCO's growth has taken place in three phases -
  - ***1990 through 1994*** Utilization of the original pipeline system was steadily increased
  - ***1995 through 1997*** The system's capacity was increased via modest investments in horsepower
  - ***1998 through 2002*** As the expanded system filled, $1 billion in accretive acquisitions and new projects were completed to continue growth, with expansion into new segments of the petroleum logistics chain
- In March, 2000, Duke Energy Field Services acquired the General Partner of the MLP from Duke Energy Corp.
  - DEFS is the largest U.S. midstream company
  - DEFS ownership provides numerous advantages for TEPPCO

DEFS, owner of the TEPPCO GP, is a partnership owned by two well known and well capitalized energy companies


Phillips Petroleum
Duke Energy
30.3%
69.7%
Duke Energy Field Services
14.2% L.P.
Public
100%
83.8% L.P.
Texas Eastern Products Pipeline Company, LLC (GP)
2.0% G.P.
TEPPCO Partners

Business diversification has been a benefit of TEPPCO's growth strategy

TEPPCO

Upstream

- Crude oil transportation, marketing and terminaling
- **25% of EBITDA**

Downstream

- Refined products and LPG transportation, storage and terminaling
- Petrochemicals transportation
- **50% of EBITDA**

Midstream

- Natural gas gathering
- NGL transportation
- **25% of EBITDA**

Note : EBITDA percentages are pro forma projections

TEPPCO

TEPPCO's assets are strategically positioned to capitalize on market opportunities

- Refined products system serving lower Mississippi & Ohio River valleys and Chicago
- LPG system serving Midwest and Northeast markets
- Crude oil gathering in major basins, with substantial pipeline assets to both Gulf Coast and Cushing, OK market hubs
- NGL and petrochemical pipelines connected to strategic Mont Belvieu, TX storage
- Natural gas gathering in prolific Green River Basin, WY



TEPPCO

Significant Upstream Achievements in 2001

- Excellent gathering, marketing and transportation results
  - Benefited from favorable location and quality differentials
    - P+ (location differential) was strong
    - Sweet to sour price differentials were wide
  - Enhanced results in Red River basin with a strategic acquisition in the area
- Solid Seaway Pipeline performance
  - Aggressive marketing effort increased mainline volumes and Texas City terminal utilization
  - Improved field operational performance to reduce costs
- Strong Cushing and Midland terminals performance

Significant Midstream Achievements in 2001

- The midstream sector is an area TEPPCO has been evaluating because of the large group of assets available, many with growth potential
- Jonah acquisition marked substantial, attractive entry to natural gas gathering business
  - New, high quality assets in a very prolific and well defined gas basin
  - Fee based revenue stream backed by long term commitments
  - Provides excellent organic growth potential
  - Demonstrates benefits of alignment with DEFS
    - Already seeing a reduction in field operating costs
    - DEFS has strong relationships with producers

TEPPCO

Significant Downstream Achievements in 2001

- Maximized products pipeline system utilization
  - Record summer LPG movements driven by favorable propane market conditions
  - Strong refined products movements due to chronic Midwest supply shortage and refinery outages
- Market based rates implemented for substantially all refined products tariffs
  - Allows increased flexibility to respond to market changes
  - Increases in 2001 were well accepted by shipper community
- Centennial Pipeline approval and construction
- Successful start-up of BASF/FINA petrochemical pipelines

Significant Financial Achievements in 2001

- Record earnings and EBITDA
- Completed $246 million in equity offerings
- Successful debt restructuring
  - Positioned partnership for growth by increasing credit facility to $700 million
- Increased distribution by 9.5% to $2.30 per unit on an annualized basis
- Total return to investors exceeded 30%

2001 was a record year for TEPPCO



$250
$200
$150
$100
$50
$0
Millions
$72
$69
$136
$77
$82
$165
$109
$104
$229
1999
2000
2001
Net Income
Distributions
EBITDA

Note: EBITDA = Net Income + Interest Expense + D&A + (Equity EBITDA - Equity Earnings)

TEPPCO

Over $1 billion in acquisitions since 1998 have fueled TEPPCO's growth

• DEFS Colorado fractionators ($40 MM)	Mar 1998
• Duke Energy Transport & Trading ($104 MM)	Nov 1998
• ARCO Mid-Continent pipeline assets ($330 MM)	Jul 2000
• DEFS Panola NGL Pipeline ($91 MM)	Dec 2000
• UDS Red River gathering assets ($20 MM)	Mar 2001
• Jonah Gas Gathering Company ($360 MM)	Sep 2001
• Chaparral & Quanah NGL Pipelines ($132 MM)	Mar 2002

TEPPCO's asset base has tripled over the last five years


$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Million
$561
$568
$671
$720
$1,260
$1,781
1996
1997
1998
1999
2000
2001

(1) Asset base represents Net PP&E,intangible assets, other assets, and equity investments at year-end periods

Mainline transportation volumes have grown as a result of acquisition activity



Barrels per Year
Million
300
250
200
150
100
50
0
157
162
168
208
219
271
1996
1997
1998
1999
2000
2001
Refined Product
LPG
Crude Oil
NGL
Natural gas - BOE

TEPPCO

Net income is up 84%...



Net Income
Million
$120
$100
$80
$60
$40
$20
$0
$59
$61
$53(1)
$72
$77
$109
1996
1997
1998
1999
2000
2001

(1) 1998 Net Income excludes an extraordinary charge of $72.8 million for early extinguishment of debt

and, EBITDA has almost doubled...


EBITDA
Million
$240
$200
$160
$120
$80
$40
$0
$117
$119
$110
$136
$165
$229
1996
1997
1998
1999
2000
2001

Organic growth and acquisitions have allowed TEPPCO to increase distributions 12 times since 1994



$2.40
$2.20
$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002

TEPPCO unitholders since 1990 have realized a 22% average annual return


Cumulative Return on initial $100 Investment
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
TPP
S&P 500

TEPPCO

Upstream Strategy - find synergies, reduce costs, improve margins, enhance Seaway

- One of the keys to a successful gathering and marketing effort will be increasing efficiency. TEPPCO plans to:
  - Look for strategic acquisition opportunities in the geographic areas where it currently has operations
  - Reduce cost by using the best mix of assets
  - Improve margins by negotiating the best contract terms possible
- The Seaway system has capacity available:
  - Aggressively market Seaway capacity using innovative ideas designed to meet specific shipper needs
  - Add an additional Houston area refiner to our Texas City Terminal customer base

TEPPCO

Midstream Strategy - Grow Jonah, increase use of NGL pipelines, find new opportunities

- The Jonah acquisition has considerable upside
  - Gas production continues to increase
  - New "step out areas" are being developed
  - Recent dip in gas prices has had little impact
  - Jonah will provide additional investment opportunities
- Several NGL pipelines have additional capacity
  - Chaparral can handle another 25 MBPD
  - Dean Pipeline has capacity
  - DEFS can bring volumes to these systems
- TEPPCO will continue to evaluate the midstream sector
  - Additional NGL pipelines
  - Fee based gas and/or liquids processing

Downstream Strategy - *Start up Centennial, optimize the TEPPCO system, and selectively expand delivery capability*

- Centennial Pipeline will be in service by the end of the first quarter 2002. CPL is important to TEPPCO:
  - ***Strategically*** Allows TEPPCO to participate in the incremental capacity to its core market area
  - ***Economically*** Because of its structure and physical size, CPL will be a competitive alternative for many shippers into the Midwest
- Startup of Centennial will take some of the pressure off the southern portion of the TEPPCO system
  - Little Rock market will not be on allocation
  - Opportunity to ship additional higher margin LPG will exist
  - Numerous TEPPCO assets have been upgraded to support CPL

Downstream Strategy - cont'd….

- With additional capacity available on the TEPPCO system, new delivery opportunities and expansions may be feasible
  - Expansion of the LPG system to the Northeast is under consideration
  - Renewed interest in jet fuel deliveries to additional locations
  - Well positioned to serve the East Texas and Northwest Louisiana markets

Financial Strategy - Fund expansions and acquisitions while improving the balance sheet

- Debt
  - Successful offering of $500 million in senior debt completed in February, 2002
  - Bank credit line is adequate to support acquisition activity
  - Maintain a reasonable balance between fixed and floating rate debt
  - Investment grade ratings: Moody's/Baa2 and S&P/BBB
- Equity
  - Completed $246 million in equity offerings in 2001
- Balance sheet
  - Debt/total cap ratio goal of less than 60%

TEPPCO

Overall Partnership Strategy - *improve service, maintain assets, grow, reward investors*

- Expand and improve service in current markets
- Maintain the integrity of the asset base
- Pursue growth balanced between internal projects and accretive acquisitions in the range of $300 - $400 million annually
- With successful execution -
  - Target total return of 10% to 15% annually
  - Generate sufficient incremental cash flow to increase distributions

Strategic relationship with DEFS provides substantial opportunities for TEPPCO

- DEFS is the largest midstream company in the U.S
  - Twice as big as #2
  - Natural gas gathering systems, storage and intrastate gas pipelines
  - NGL pipelines and fee-based gas processing facilities
- Asset purchases from DEFS have enhanced TEPPCO's growth
  - Fractionators and crude oil business (1998)
  - Panola pipeline (2000)
- Alignment with DEFS has facilitated acquisitions
  - Jonah Gas Gathering System (2001)
  - Chaparral & Quanah Pipelines (2002)
- DEFS committed to TEPPCO growth

TEPPCO

TEPPCO's 2002 outlook with assets currently in place

- EBITDA: $240 - $260 million
  - Includes Chaparral & Quanah Pipelines
  - Full year of Jonah Gas Gathering System
- Net Income: $90 - $110 million
- Earnings Per Unit: $1.50 - $1.85
- Capital expenditures: $74 million
  - Includes $27 million maintenance capital

Factors that could impact TEPPCO's 2002 performance

- Refined products and petrochemicals demand
  - Overall economic conditions and travel patterns
  - Market adjustments to Centennial Pipeline start-up
- Winter weather and Canadian pricing impacts on LPG
- Crude prices and differentials
- Natural gas pricing impacts on demand and inventory levels
- Acquisitions
- Interest Rates
- Resolution of the alleged Jonah ROFR

A few words about transparency

- Our corporate governance model is one of full disclosure
- We show allocations to the LP's and the GP and report EPU after allocations to the GP
- Everything TEPPCO owns is on the balance sheet
  - Seaway and Centennial interests accounted for on equity method
- There are no synthetic leases
- No officers are involved in TEPPCO ownership except through their publicly reported unit ownership
- Centennial has its own debt, with TEPPCO being a guarantor of one third of the debt

TEPPCO is well positioned for continued growth

- Strong asset position with attractive growth potential
- Experienced personnel with customer service orientation
- Growth opportunities from alignment with DEFS
- Financial strength to fund growth initiatives
- Strict corporate governance to ensure continued stakeholder trust and confidence